American Beacon Sound Point Enhanced Income Fund

Supplement dated May 11, 2020

to the

Prospectus dated December 27, 2019, as previously amended or supplemented

Effective immediately, Brian McHugh is added as a Portfolio Manager for the American Beacon Sound Point Enhanced Income Fund. Accordingly, effective immediately, the following changes are made to the Prospectus:

I.	On page 3, the third sentence in the paragraph under the heading “Prospectus Summary – The Sub-Advisor” is deleted and replaced with the following:

Stephen Ketchum, Rick Richert, Garrick Stannard, Joe Xu, and Brian McHugh are jointly and primarily responsible for the day-to-day investment of the Fund’s portfolio.

II.	On page 43, under the heading “Management of the Fund – Portfolio Managers”, the following is added following the paragraph relating to Joe Xu:

Brian McHugh is a Portfolio Manager at Sound Point. Mr. McHugh joined Sound Point in 2018. He currently serves as Portfolio Manager on the firm’s U.S. Floating Rate Fund Investment Committee, Risk Committee and CLO Risk Committee.

Prior to joining Sound Point, Mr. McHugh spent 12 years at Halcyon Capital Management, where he managed over $5 billion in CLO portfolios and focused primarily on investments in the Healthcare sector. Prior to Halcyon, Mr. McHugh spent approximately 7 years at Prudential Financial, where he was a Credit Analyst. Mr. McHugh earned a B.S. in Finance from the University of Delaware.

***********************************************************

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

American Beacon Sound Point Enhanced Income Fund

Supplement dated May 11, 2020

to the

Statement of Additional Information dated December 27, 2019

Effective immediately, Brian McHugh is added as a Portfolio Manager for the American Beacon Sound Point Enhanced Income Fund. Accordingly, effective immediately, the following changes are made to the Statement of Additional Information:

I.	On page 29, the paragraph under the heading “Investment Management, Administrative, Securities Lending, Distribution, and Other Services - The Portfolio Managers”, is deleted and replaced with the following:

The personnel of the Sub-Advisor who have joint and primary responsibility for the day-to-day investment of the Fund’s portfolio are Stephen Ketchum, Rick Richert, Garrick Stannard, Joe Xu, and Brian McHugh (the “Portfolio Managers”).

II.	On page 30, the table under the heading “Investment Management, Administrative, Securities Lending, Distribution, and Other Services - The Portfolio Managers - Other Accounts Managed by the Portfolio Managers” is deleted and replaced with the following:

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Sound Point
Stephen Ketchum	3($1.6 bil)	7($2.4 bil)	33($14.5 bil)	None	4($780 mil)	1($67.5 mil)
Rick Richert	1($1.4 bil)	4($1.9 bil)	28($14.3 bil)	None	None	1($67.5 mil)
Garrick Stannard	None	1($600 mil)	None	None	1($600 mil)	None
Joe Xu	1($1.4 bil)	None	None	None	None	None
Brian McHugh[1]	1($995 mil)	8($5.3 bil)	None	None	None	None

1 As of February 28, 2020

III.	On page 31, the table under the heading “Investment Management, Administrative, Securities Lending, Distribution, and Other Services - The Portfolio Managers Ownership of the Fund” is deleted and replaced with the following:

Name of Investment Advisor and Portfolio Manager	Sound Point Enhanced Income Fund
Sound Point Capital Management, LP.
Stephen Ketchum	None
Rick Richert	None
Garrick Stannard	None
Joe Xu	None
Brian McHugh[1]	None

1 As of February 28, 2020

***********************************************************

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE